UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 2, 2017

Columbia Property Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-36113

MD	20-0068852
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Glenlake Parkway, Suite 1200
Atlanta, GA 30328
(Address of principal executive offices, including zip code)

(404) 465-2200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 2, 2017, Columbia Property Trust, Inc. (the “Company”) filed the Fifth Articles of Amendment (the “Charter Amendment”) to its Second Articles of Amendment and Restatement (the “Charter”) with the State Department of Assessments and Taxation of Maryland. The Charter Amendment amends Section 5.5 of Article V of the Charter to clarify that the Company’s stockholders have the power to amend Columbia’s bylaws and was approved by the Company’s stockholders at the Company’s 2017 annual meeting of stockholders held on May 2, 2017.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, which is attached hereto as Exhibits 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 2, 2017, the Company held its annual meeting of stockholders. The following matters were submitted to the stockholders for a vote:

The Company's stockholders elected the following individuals to its board of directors to serve until the 2018 annual meeting of stockholders and until their successors are duly elected and qualified:

Name	Number of Shares Voted For	Number of Shares Withheld	Broker Non-Votes
Carmen M. Bowser	75,963,581	681,954	27,198,396
Charles R. Brown	75,320,237	1,325,298	27,198,396
Richard W. Carpenter	75,269,676	1,375,859	27,198,396
John L. Dixon	75,674,590	970,945	27,198,396
David B. Henry	75,309,276	1,336,259	27,198,396
Murray J. McCabe	75,607,170	1,038,365	27,198,396
E. Nelson Mills	75,849,773	795,762	27,198,396
Michael S. Robb	75,865,925	779,610	27,198,396
George W. Sands	75,751,244	894,291	27,198,396
Thomas G. Wattles	75,930,114	715,421	27,198,396

The Company's stockholders voted to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2017 as follows:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained
102,952,750	503,929	387,252

The Company's stockholders voted to approve, on an advisory basis, the compensation of the named executive officers as disclosed in the Company's 2017 proxy statement (the "Proxy Statement") as follows:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
73,976,143	2,084,508	584,884	27,198,396

The Company's stockholders voted to approve the Columbia Property Trust, Inc. Amended and Restated 2013 Long-Term Incentive Plan as disclosed in the Proxy Statement as follows:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
74,399,774	1,662,727	583,034	27,198,396

The Company's stockholders voted to approve the Charter Amendment as disclosed in the Proxy Statement as follows:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
75,752,560	406,530	486,445	27,198,396

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description
3.1	Fifth Articles of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Property Trust, Inc.

May 3, 2017	By:	/s/ Wendy W. Gill
Wendy W. Gill
Principal Accounting Officer